UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Envirotech Vehicles, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Envirotech Vehicles, Inc.

1215 Graphite Drive

Corona, California 92881

June 21, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Envirotech Vehicles, Inc., formerly known as ADOMANI, Inc., to be held in a virtual meeting format only, via a live webcast, on Tuesday, August 3, 2021, at 10:00 a.m., Pacific Time. You will not be able to attend the Annual Meeting in-person. The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

In order to attend the Annual Meeting virtually, you will need to register to attend prior to the registration deadline of 5:00 p.m., Eastern Time, on Sunday, August 1, 2021, by visiting https://agm.issuerdirect.com/adom and following the related registration instructions. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

Your vote is important to us and your shares should be represented at the Annual Meeting whether or not you are personally able to attend the virtual Annual Meeting via live webcast. Accordingly, I encourage you to mark, sign, date and return your proxy card promptly using the postage-paid envelope provided, or vote by calling the toll-free telephone number or by using Internet voting as described in the voting instructions provided to you at your earliest convenience.

Thank you for your continued support of Envirotech Vehicles.

Sincerely,

/s/ Phillip W. Oldridge

Phillip W. Oldridge

Chief Executive Officer and Chairman of the Board

Envirotech Vehicles, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held at 10:00 a.m., Pacific Time, on Tuesday, August 3, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVTV,” the “Company” or “we”), will be held in a virtual meeting format only, via live webcast, on Tuesday, August 3, 2021, at 10:00 a.m., Pacific Time, for the purpose of considering and acting upon the following:

1.

to elect the Class I directors named in this Proxy Statement to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death (“Proposal 1”);

2.	to ratify the appointment of MaloneBailey, LLP as EVTV’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 2”);
3.

to approve an amendment to our Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-4 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of Directors (“Proposal 3”);

4.	to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3 (“Proposal 4”); and
5.	to consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

The proposals referred to above are more fully described in our Proxy Statement. We have elected to avail ourselves of the rules that allow companies to furnish their proxy materials via the Internet. As a result, our Proxy Statement has been made available on the Internet and we have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our annual report to stockholders outlining our operations during our 2020 fiscal year (the “Annual Report”) on or about June 22, 2021. The Notice also contains instructions on how to request a paper copy of our Proxy Statement and Annual Report.

Your vote is important. You are entitled to vote only if you were a stockholder at the close of business on June 15, 2021, the record date for the Annual Meeting. We hope that you will attend the Annual Meeting via live webcast, but if you cannot do so, please complete, date, and sign your Proxy Card and return it in the accompanying envelope as promptly as possible, or vote by calling the toll-free telephone number or electronically over the Internet using the instructions provided in the Notice. Returning the Proxy Card (or voting electronically) will not affect your right to vote electronically if you attend the virtual Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR CLASS I DIRECTOR LISTED IN PROPOSAL 1, “FOR” THE RATIFICATION OF MALONEBAILEY, LLP IN PROPOSAL 2, AND “FOR” PROPOSAL 3 AND PROPOSAL 4.

BY ORDER OF THE BOARD OF DIRECTORS:

Dated: June 21, 2021/s/ Phillip W. Oldridge

Phillip W. Oldridge

Chief Executive Officer and Chairman of the Board

Envirotech Vehicles, Inc.

ENVIROTECH VEHICLES, INC.

1215 Graphite Drive

Corona, California 92881

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

To be held at 10:00 a.m., Pacific Time, on Tuesday, August 3, 2021

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVTV,” the “Company” or “we”), for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in a virtual meeting format only, via live webcast, on Tuesday, August 3, 2021, at 10:00 a.m., Pacific Time, or at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. You will not be able to attend the Annual Meeting in-person. We have elected to avail ourselves of the rules that allow companies to furnish their proxy materials via the Internet. As a result, this Proxy Statement has been made available on the Internet and we have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report to stockholders outlining our operations during our 2020 fiscal year (the “Annual Report”) on or about June 22, 2021. The Notice also contains instructions on how to request a paper copy of this Proxy Statement and the Annual Report.

GENERAL INFORMATION

Why am I receiving these materials?

We have made available this Proxy Statement because you held shares of our common stock, par value $0.00001 per share (“our common stock”), on June 15, 2021 (the “Record Date”) and are entitled to vote at the Annual Meeting. Our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting.

You are invited to virtually attend the Annual Meeting to vote on the Proposals described in this Proxy Statement. However, you do not need to virtually attend the Annual Meeting to vote your shares of our common stock. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Regardless of whether you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

The Notice, which directs stockholders to a website where they can access our Proxy Statement and Annual Report, was made available to stockholders beginning on or about June 22, 2021. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Who can attend the Annual Meeting?

Any person who was a stockholder on the Record Date and who has registered to attend the Annual Meeting prior to the registration deadline of 5:00 p.m., Eastern Time, on Sunday, August 1, 2021, may attend the Annual Meeting. To register for the virtual Annual Meeting, you must visit https://agm.issuerdirect.com/adom and follow the related instructions to complete the registration process prior to the registration deadline. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting. If you own shares in street name, you should ask your brokerage firm, bank, dealer or other similar organization for a legal proxy in order to register for the Annual Meeting. If you do not receive a legal proxy in time, you may provide your most recent brokerage statement so that we can verify your ownership of our stock and permit you to register to attend the virtual Annual Meeting. You will not, however, be able to vote your shares at the Annual Meeting without a legal proxy.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the proposals and other matters described in this Proxy Statement and any other matters that properly come before the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held in a virtual meeting format only, via live webcast, on Tuesday, August 3, 2021, at 10:00 a.m., Pacific Time. In order to attend the Annual Meeting virtually, you will need to visit https://agm.issuerdirect.com/adom and register to attend the Annual Meeting prior to the registration deadline of 5:00 p.m., Eastern Time, on Sunday, August 1, 2021, by following the related instructions. As part of the registration process, you must enter the 12- or 16-digit control number shown on your Proxy Card or the Notice. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

Why is the Annual Meeting being held virtually?

The Annual Meeting is being held in a virtual-only format in order to keep the participants, as well as their families and communities, safe in light of the global pandemic resulting from COVID-19, and comply with applicable rules, regulations and public health guidance. This is often referred to as a “virtual Annual Meeting.” The webcast will allow all stockholders to attend and participate in the Annual Meeting, regardless of their physical location. As with an in-person meeting, you will be able to vote and ask questions during the Annual Meeting.

How can I participate in the Annual Meeting?

All holders of our common stock as of the close of business on the Record Date and persons holding valid legal proxies from such stockholders are invited to attend the Annual Meeting. In order to attend the Annual Meeting virtually, you will need to visit https://agm.issuerdirect.com/adom and register to attend the Annual Meeting prior to the registration deadline of 5:00 p.m., Eastern Time, on Sunday, August 1, 2021, by following the related instructions. As part of the registration process, you must enter the 12- or 16-digit control number shown on your Proxy Card or the Notice. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

The Annual Meeting is scheduled to begin at 10:00 a.m., Pacific Time, on Tuesday, August 3, 2021. Online access to the virtual Annual Meeting will open prior to the start of the Annual Meeting to allow time for you to log-in and test your device and to vote your shares should you not have done so previously. We encourage you to access the Annual Meeting website prior to the scheduled start time.

Rules for the virtual Annual Meeting will be no different that if it were held in-person. Professional conduct is appreciated and all Q&A sessions will be conducted at the right time during the Annual Meeting.

How can I ask questions during the virtual Annual Meeting?

You can submit questions in writing in advance of the virtual Annual Meeting by sending an email to proxy@issuerdirect.com. Please include your 12- or 16-digit control number, along with your name and email address. No questions will be taken in any other manner the day of the Annual Meeting. We intend to answer as many questions pertaining to Company matters, as time allows during the Annual Meeting. Questions that are substantially similar may be grouped together to avoid repetition and ensure we are able to answer as many questions as time allows in the virtual format.

Will I be able to vote my shares during the virtual Annual Meeting?

All holders of our common stock as of the close of business on the Record Date, and persons holding valid legal proxies from such stockholders, in each case, that have registered to attend the Annual Meeting prior to the registration deadline of 5:00 p.m., Eastern Time, on Sunday, August 1, 2021, may vote their shares electronically during the Annual Meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/adom and following the related instructions. As part of the registration process, you will need to enter the 12- or 16-digit control number shown on your Proxy Card or the Notice, and following the related instructions. Whether or not you plan to attend the virtual Annual Meeting, you are encouraged to vote your shares prior to the start of the Annual Meeting by one of the methods described in this Proxy Statement.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We encourage you to test your computer and internet browser prior to the meeting. If you experience technical difficulties, please visit https://www.webcaster4.com/support.

What is a “proxy”?

The term “proxy,” when used with respect to a stockholder, refers to either a person or persons legally authorized to act on the shareholder’s behalf or a format that allows the shareholder to vote without attending the virtual Annual Meeting. Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board asks that you review this Proxy Statement carefully and then vote by following the instructions set forth on your Proxy Card. In voting prior to the Annual Meeting, you will deliver your proxy to Michael K. Menerey (the “Proxy Holder”), which means you will authorize Mr. Menerey, in his capacity as the Proxy Holder, to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on the following proposals (the “Proposals”) at the Annual Meeting:

1.

to elect the Class I directors named in this Proxy Statement to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death (“Proposal 1”);

2.	to ratify the appointment of MaloneBailey, LLP as EVTV’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 2”);
3.

to approve an amendment to our Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-4 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of Directors (“Proposal 3”);

4.	to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (“Proposal 4”); and
5.	to consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

If any other matter is properly brought before the Annual Meeting, your executed proxy would authorize the Proxy Holder to vote on such matters in the Proxy Holder’s discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares of our common stock that you held on that date at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

What does it mean to be a “shareholder of record”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, then you are a “shareholder of record.” As a “shareholder of record,” you may vote at the virtual Annual Meeting or vote in advance of the Annual Meeting by proxy. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the accompanying Proxy Card.

What does it mean to be a “beneficial owner” of shares held in “street name”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our common stock were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account by following the instructions printed on the voting instruction form received from the broker holding such shares.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of our common stock that you owned on the Record Date. For a description of the vote required to approve the Proposals, please see “What vote is required to approve the Proposals” below.

How many votes can be cast by all stockholders?

We had 293,600,463 outstanding shares of our common stock on the Record Date, and each of those shares of our common stock is entitled to one vote. Stockholders are not entitled to cumulate voting rights.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum. We count proxies marked “abstain” as to a particular proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Under Delaware law, abstentions are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

How do I vote my shares?

Stockholders of record at the close of business on the Record Date can vote in advance of the Annual Meeting by mail, telephone or Internet, or at the Annual Meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/adom, each of which method is further described below. Whether or not you plan to attend the virtual Annual Meeting, we strongly encouraged you to vote your shares in advance of the Annual Meeting by mail, telephone or Internet.

•

Voting by Internet. If you are a registered stockholder (that is, if your stock is registered in your name), you may use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your Proxy Card or Notice in hand when you log on and follow the instructions included with your Proxy Card or Notice. You are encouraged to vote electronically by Internet. If you vote by Internet, you do not need to return your Proxy Card.

•

Voting by Telephone. If you are a registered stockholder (that is, if your stock is registered in your name), you may use a telephone to vote your proxy 24 hours a day, 7 days a week. Have your Proxy Card or Notice in hand when you call and follow the instructions included with your Proxy Card or Notice. If you vote by telephone, you do not need to return your Proxy Card.

•

Voting by Mail. To vote by mail, please sign, date and return to us as soon as possible the enclosed Proxy Card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the Proxy Card. If you vote by Internet as described above, you need not also need to mail your Proxy Card to us.

•

Voting at the Annual Meeting. If you are a registered stockholder (that is, if your stock is registered in your name) that has registered to attend the Annual Meeting prior to the registration deadline of 5:00 p.m., Eastern Time, on Sunday, August 1, 2021, you may vote electronically at the Annual Meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/adom and following the related instructions on how to attend and participate in the virtual Annual Meeting included in this Proxy Statement and the accompanying materials, as well as the additional instructions provided on the virtual meeting site at https://agm.issuerdirect.com/adom.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, you are strongly encouraged to vote you shares prior to the start of the Annual Meeting by one of the methods described above. If you vote electronically at the Annual Meeting, you will revoke any prior proxy you may have submitted. If you vote in advance of the Annual Meeting you will not need to vote at the Annual Meeting unless you wish to revoke your proxy and change your previous vote. If you need assistance in revoking your proxy or changing your vote, please call us at (951) 407-9860.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes, you may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via Internet), or by delivering written notice of revocation of your proxy to the attention of our Chief Financial Officer at our principal executive offices located at 1215 Graphite Drive, Corona, California 92881, in each case before the exercise of the previously delivered proxy at the Annual Meeting. If you have registered to attend the Annual Meeting prior to the registration deadline of 5:00 p.m., Eastern Time, on Sunday, August 1, 2021, you may also revoke your proxy by attending the Annual Meeting and voting electronically by following the instructions available on the virtual Annual Meeting website, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a brokerage firm, bank, dealer or other similar organization, you must contact that brokerage firm, bank, dealer or other similar organization to revoke any prior voting instructions.

How do I vote if my shares are held in “street name”?

If your shares are held in “street name,” please check your Notice or contact your broker, bank or other nominee to determine whether you will be able to vote by Internet or telephone. If you own shares in “street name” and desire to vote your shares during the virtual Annual Meeting, you should ask your brokerage firm, bank, dealer or other similar organization for a legal proxy in order to register for the Annual Meeting. If you do not receive a legal proxy in time, you may provide your most recent brokerage statement so that we can verify your ownership of our stock and permit you to register to attend the virtual Annual Meeting. You will not, however, be able to vote your shares at the Annual Meeting without a legal proxy. If your shares are held in “street name” and you do not make arrangements with your broker to vote your shares of our common stock, then your broker is not permitted to exercise discretion and will not vote your shares on any non-routine proposal, which is called a “broker non-vote.”

Will my shares be voted if I do not provide instructions to my broker or nominee?

When a matter to be voted on at a stockholders meeting is the subject of a contested solicitation, under applicable rules, brokers no longer have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, if you hold your shares in the name of your broker and you do not provide your broker with specific instructions regarding how to vote on a Proposal, your broker will not be permitted to vote your shares on such Proposal. This is called a “broker non-vote.” For example, if you do not provide your broker instructions on Proposal 1, the broker will not vote your shares on Proposal 1.

Please remember to give your broker specific instructions when returning your proxy. If you previously returned a proxy without specific instructions regarding how your shares are to be voted, please complete and return your proxy to your broker with specific voting instructions.

What is a “broker non-vote”?

A “broker non-vote” occurs when shares held by a broker in street name for a beneficial owner are not voted with respect to a Proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares, and the broker lacks the authority to vote the shares at their discretion. Under applicable rules, brokers do not have the authority to approve an amendment to our Amended and Restated Certificate of Incorporation or approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of such Proposal. As such, a broker may not vote your shares with respect to such Proposals, or any other non-discretionary matters, without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1—Election of the Class I directors to the Board	A plurality of the votes cast	No
Proposal 2—Ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter	Yes

Proposal 3—Approval of an amendment to our Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-4 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board

	The affirmative vote of a majority of the shares of our common stock outstanding	No
Proposal 4—Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.	The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter	No

The votes on Proposals 1, 3 and 4 are “non-discretionary” matters under applicable stock exchange rules, meaning that if you are the beneficial owner of shares of our common stock and do not instruct your broker how to vote with respect to such Proposals, your broker is not permitted to vote on such Proposals and your votes will be counted as broker non-votes. Because Proposal 2 is considered a routine matter, discretionary votes by brokers will be counted.

The election of the Class I directors contemplated by Proposal 1 requires the affirmative vote of the holders of a plurality of votes represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. As such, the Class I director nominees receiving the highest number of affirmative votes of the vote cast will be elected to the Board. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class I directors at the Annual Meeting.

Because Proposals 2 and 4 require the affirmative approval of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter, broker non-votes will have no effect on the outcome of such Proposals and abstentions will have the same effect as a vote against such Proposals.

Because Proposal 3 requires the affirmative approval of a majority of the issued and outstanding shares of our common stock entitled to vote, both broker non-votes and abstentions will have the effect of a vote against such Proposal.

How does the Board recommend that I vote?

Our Board recommends that you vote:

•	FOR Proposal 1—Election of the Class I director nominees named in Proposal 1 to the Board;
•	FOR Proposal 2—Approval of the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•

FOR Proposal 3—Approval of an amendment to our Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-4 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board; and

•	FOR Proposal 4—Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

If I give a proxy, how will my shares be voted?

Proxies received by us before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If you properly return your proxy but do not include voting instructions, the shares subject to your proxy will be voted in accordance with the recommendation of the Board on the matter presented in this Proxy Statement. Unsigned Proxy Cards will not be voted. If you vote in advance of the Annual Meeting by telephone or Internet, you do not need to return your Proxy Card.

If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting, and you will be able to revoke your proxy until it is voted at the postponed or adjourned meeting.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holder will vote the proxies in his discretion in accordance with the Proxy Holder’s best judgment and in the manner the Proxy Holder believes to be in the best interest of EVTV. For example, if you do not give instructions on your Proxy Card or by telephone or Internet, and a nominee for director listed on the Proxy Card or the Notice, as applicable, withdraws before the election (which is not now anticipated), your shares will be voted by the Proxy Holder for any substitute nominee as may be nominated by the Board.

On the date we filed this Proxy Statement with the Securities and Exchange Commission (“SEC”), the Board did not know of any other matter to be brought before the Annual Meeting.

How will my shares be voted if I mark “abstain” on my proxy?

We will count a properly executed proxy marked “abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the Annual Meeting for the Proposals so marked.

What does it mean if I receive more than one Notice?

If you hold your shares of our common stock in more than one account, you will receive a Notice for each account. To ensure that all of your shares are voted, please vote using each Proxy Card you receive or, if you vote by telephone or Internet, you will need to enter each of the 12- or 16-digit control numbers found on your Proxy Cards or the Notices. Remember, you may vote by telephone or Internet or by signing, dating and returning the Proxy Card in the postage-paid envelope provided.

 How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for the next Annual Meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder desiring to include a proposal in our Proxy Statement with respect to our 2022 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than February 22, 2021 in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, stockholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

In addition, pursuant to our Amended and Restated Bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2022 Annual Meeting of Stockholders pursuant to the advance notice provisions of our Amended and Restated Bylaws must submit a notice of the proposal or nomination to us between March 1, 2021 and March 31, 2022, or else it will be considered untimely and ineligible to be properly brought before such annual meeting. In each case, the notice of the proposal or nomination must include certain information specified in our Amended and Restated Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements relating to our capital stock. In the event that our 2022 Annual Meeting of Stockholders is not held between June 29, 2022 and August 28, 2022, under our Amended and Restated Bylaws, this notice must be provided not later than the close of business on the later of (a) the ninetieth day prior to the 2022 Annual Meeting of Stockholders or (b) the tenth day following the date on which we publicly announce the date of the 2022 Annual Meeting of Stockholders.

All such notices should be submitted in writing to our Corporate Secretary at our corporate headquarters at Envirotech Vehicles, Inc., 1215 Graphite Drive, Corona, California 92881.

Who is paying for this proxy solicitation?

We will bear the entire cost of solicitation of proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about EVTV?

Copies of our Annual Report are available on our website at www.evtvusa.com and will be furnished without charge to stockholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be mailed to the attention of our Corporate Secretary at our principal executive offices located at 1215 Graphite Drive, Corona, California 92881.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including us, that file electronically with the SEC. The SEC’s website is located at http://www.sec.gov.

PROPOSAL 1:

ELECTION OF CLASS I DIRECTORS

Our Board currently consists of seven directors divided into three classes, with each class holding office for a three-year term. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Pam Compton and Terri White Elk, our current Class I directors, for re-election at the Annual Meeting for a three-year term that will expire at the 2024 Annual Meeting of Stockholders.

Ms. Compton and Ms. White Elk have consented to serve if elected. If either of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the Proxy Holder will vote for the substitute nominee designated by our Board. Our Board has no reason to believe that Ms. Compton or Ms. White Elk will be unable to serve. There are no agreements or understandings pursuant to which Ms. Compton or Ms. White Elk or any of our directors was selected to serve as a director.

All of our directors are expected to attend the Annual Meeting. All of our directors attended our 2020 Annual Meeting of Stockholders.

INFORMATION ABOUT THE DIRECTOR NOMINEES

The following table provides information regarding our director nominees, his or her age, the year in which he or she became a director, his or her principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years and other biographical data. Included in the biography of our nominees is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as one of our directors.

Name	Age	Position
Pam Compton(3)	56	Director
Terri White Elk(1)(2)	51	Director
(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Corporate Governance Committee.

Pam Compton, Director

Pam Compton has served as a director since March 2021. Since January 2020, Ms. Compton has served as a Branch Retail Executive of a branch of BBVA USA, where she presides over the daily operations of the bank branch. From October 2018 to January 2020, Ms. Compton was Vice President and Relationship Manager at a branch of Pacific Premier Bank. Prior to joining Pacific Premier Bank, Ms. Compton was Vice President and Relationship Manager at First Bank in Jurupa Valley, California, a position she held from October 2016 until October 2018. From July 2004 to October 2016, Ms. Compton was a Vice President and Relationship Manager at JPMorgan Chase & Co. We believe that Ms. Compton is qualified to serve as a director due to her extensive experience in the banking and financial services industry.

Terri White Elk, Director

Terri White Elk has served as a director since March 2021. Ms. While Elk is a member of the Real Estate Investment Sales team at Keller Williams Realty SW in Las Vegas, Nevada, a position she has held since July 2003. Ms. White Elk also served as Operations Manager of Innovative Real Estate Strategies, a real estate and investment firm based in Las Vegas, Nevada, from July 2009 until May 2018, and was a Sales Executive at Legacy Partners Inc., a real estate development firm, from March 2005 until September 2008. Ms. White Elk received a Bachelor of Arts degree in Political Science from Arizona State University. We believe that Ms. White Elk is qualified to serve as a director due to her previous executive-level experience and extensive experience in the real estate industry.

Vote Required

The election of the Class I directors requires the affirmative vote of the holders of a plurality of votes represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote on this Proposal. As such, the Class I director nominees receiving the highest number of affirmative votes of the vote cast will be elected. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class I directors at the Annual Meeting.

Proxies received in response to this solicitation will be voted “FOR” the election of Ms. Compton and Ms. White Elk to our Board unless otherwise specified in the proxy.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

CONTINUING DIRECTORS

The following table provides information regarding each of our continuing directors, his or her age, the year in which each he or she became a director, his or her principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that such individual should serve as one of our directors.

Name	Age
Phillip W. Oldridge	60
Michael K. Menerey	69
Melissa Barcellos	37
Michael Di Pietro	66
Bradley J. Dixon	46

Phillip W. Oldridge, Chief Executive Officer, Chairman of the Board, and Director

Philip W. Oldridge has served as our Chief Executive Officer since September 2020 and as our Chairman of the Board and a director since March 2021. Prior to joining us, Mr. Oldridge was the founder and the Chief Executive Officer of GreenPower Motor Company, Inc., a publicly traded designer and manufacturer of passenger transit and shuttle buses, from November 2011 until June 2019, where he also served as a member of the board of directors from December 2012 until June 2019. From November 2006 until January 2010, Mr. Oldridge served as the Chief Executive Officer of Bus and Coach International, a manufacturer of busses and coaches. Before that, Mr. Oldridge was the Chief Executive Officer of Nevada Charter Inc., a bus and coach charter company, from October 1994 until December 2001. Mr. Oldridge holds an M.B.A. from Richmond, the American University in London, from which he also received a Bachelor of Science degree. We believe that Mr. Oldridge is qualified to serve as a director due to his serving as our Chief Executive Officer and the previous executive-level positions he has held with other companies, as well as his extensive experience in the transportation sector, in particular as an operator and manufacturer in the private motor coach and in the electric vehicle industry.

Michael K. Menerey, Chief Financial Officer, Secretary, Treasurer, and Director

Michael K. Menerey has served as our Chief Financial Officer since March 2016 and as a director since January 2017. Mr. Menerey is an inactive partner with CFO Edge LLC (“CFO Edge”), with respect to which he provided interim and project-related services to various entities as a Chief Financial Officer from September 2011 through December 2016. Prior to joining us and CFO Edge, Mr. Menerey was employed by Mapleton Investments, LLC from early 2000 through 2010; initially as Executive Vice President, and then as President and Chief Operating Officer from 2005 through 2010. Mr. Menerey served as Executive Vice President, Chief Financial Officer and Secretary of Falcon Communications and its predecessors from mid-1984 until the company sold in November 1999. From 1975 through November 2017, Mr. Menerey was a Certified Public Accountant, and received his undergraduate degree in Business Administration from the University of Michigan. We believe that Mr. Menerey is qualified to serve as a director due to his extensive experience as our Chief Financial Officer and chief financial officer of other companies, as well as his familiarity with our business and operations, both prior to and subsequent to our listing on a national securities exchange.

Melissa Barcellos, Director

Melissa Barcellos has served as a director since March 2021. Ms. Barcellos is Manager, Economic Development, of the City of Prince George, British Columbia, a position she has held since September 2015. She has also served as Principal and Benefit Auctioneer of Mellissa Lynn Auctions in Prince George, British Columbia, since May 2011. From February 2013 through September 2015, Ms. Barcellos was Economic Development Officer of Initiatives Prince George. Ms. Barcellos received a Bachelor of Commerce in Marketing and General Business from the University of Northern British Columbia, a Post Graduate Certificate in Economic Development from the University of Waterloo, and a Post Graduate Certificate in Real Property Valuation from the Sauder School of Business of the University of British Columbia. We believe that Ms. Barcellos is qualified to serve as a director due to her previous executive-level experience and her experience as a manager in the public sector.

Michael Di Pietro, Director

Michael Di Pietro has served as a director since March 2021. Mr. Di Pietro is the President of Michael DiPietro, CPA, Inc., a full-service public accounting firm he founded in 1991. Since July 2018, Mr. Di Pietro has served on the board of directors of Cathedral High School, a private, college preparatory Catholic all-boys school located in Los Angeles, California, where he is currently the chair of the finance committee. Mr. Di Pietro also previously served as a Director of Chino Commercial Bank, a community bank located in Chino, California, from April 2012 until April 2019. Mr. Di Pietro holds a Bachelor of Arts degree in Accounting from the University of South Florida, a Master of Arts in Accounting from the University of Notre Dame, a Master of Divinity and Biblical Studies from Fuller Theological Seminary. We believe that Mr. Di Pietro is qualified to serve as a director due to his financial and accounting expertise and his executive-level experience, as well as his previous experience serving as a director and audit committee chairperson for other organizations.

Bradley J. Dixon, Director

Bradley J. Dixon has served as a director since April 2021. Mr. Dixon is a partner at the law firm Givens Pursley LLP, a position he has held since October 2015, and where he currently serves as a co-chair of the firm’s litigation group. Prior to joining Givens Pursley, Mr. Dixon was a partner at the law firm of Stoel Rives LLP from July 2005 to October 2015. Mr. Dixon holds a Bachelor of Science in Political Science from Boise State University and received his Juris Doctor from Willamette University College of Law. We believe that Mr. Dixon is qualified to serve as a director due to his legal expertise and his experience serving on the boards of directors of other organizations.

CORPORATE GOVERNANCE

Currently, our board of directors consists of seven directors. The authorized number of directors may be changed only by resolution of our board of directors. Our amended and restated certificate of incorporation provides that our board of directors is divided into three classes, with each class holding office for a three-year term. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company or management. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Our board of directors is responsible for our business and affairs and considers various matters that require its approval.

Director Independence

Our board of directors has undertaken a review of the independence of each director. The OTCQB, on which our common stock is quoted, does not have any director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Mr. Di Pietro and Mmes. Barcellos, Compton, and White Elk do not have a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or responsibilities and that each of these directors is “independent” as that term is defined under the NASDAQ Listing Rules.

Meetings of the Board

During the fiscal year ended December 31, 2020, the Board met five times. Each incumbent director serving during the fiscal year ended December 31, 2020 attended at least 75% of the aggregate of all meetings of our board of directors and applicable committee meetings during the period that he or she served as a director.

We make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend our annual meeting of stockholders, absent an unavoidable and irreconcilable conflict.

Information Regarding Committees of the Board

Our board of directors has established three standing committees, an Audit Committee, a Compensation Committee and Nominating, and a Corporate Governance Committee, each of which operates under a charter that has been approved by our board of directors. We intend to appoint persons to our board of directors and its committees as required from time to time to satisfy the corporate governance requirements under the NASDAQ Listing Rules.

Audit Committee

Our Audit Committee currently consists of Mr. Di Pietro (Chairperson) and Mmes. Barcellos and White Elk. The Audit Committee operates under a written charter, which is available on our website at www.evtvusa.com. Our board of directors has determined that Mr. Di Pietro is an “audit committee financial expert” as defined by the regulations promulgated by the SEC and within the meaning of the NASDAQ Listing Rules.

Our Audit Committee is responsible for, among other things:

•	appointing, compensating, retaining and overseeing our independent registered public accounting firm;
•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•	reviewing, with our independent registered public accounting firm, all critical accounting policies and procedures;
•	reviewing with management the adequacy and effectiveness of our internal control structure and procedures for financial reports;
•

reviewing and discussing with management and our independent registered public accounting firm our annual audited financial statements and any certification, report, opinion or review rendered by our independent registered public accounting firm;

•	reviewing and investigating conduct alleged to be in violation of our code of business conduct and ethics;
•	reviewing and approving related party transactions;

•	preparing the Audit Committee report required in our annual proxy statement; and
•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

The Audit Committee met as a committee four times during the fiscal year ended December 31, 2020.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Di Pietro and Dixon, and Mmes. Barcellos and White Elk (Chairperson). The Compensation Committee operates under a written charter, which is available on our website at www.evtvusa.com.

Our Compensation Committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers and is responsible for, among other things:

•	reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;
•	reviewing and approving the following compensation for our Chief Executive Officer and our other executive officers: salaries, bonuses, incentive compensation, equity awards, benefits and perquisites;
•	recommending the establishment and terms of our incentive compensation plans and equity compensation plans, and administering such plans;
•	recommending compensation programs for directors;
•	preparing disclosures regarding executive compensation and any related reports required by the rules of the SEC;
•	making and approving grants of options and other equity awards to all executive officers, directors and all other eligible individuals; and
•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

In carrying out these responsibilities, the Compensation Committee will review all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The Compensation Committee met as a committee two times during the fiscal year ended December 31, 2020.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2020, the non-employee directors that served on the Compensation Committee of our board of directors were our former directors Janet Boydell and John F. Perkowski. There are not currently, and during the fiscal year ended December 31, 2020, there were not any, interlocks of any of our executive officers or directors serving on the compensation committee or equivalent committee of another entity that has any director or executive officer serving on our Compensation Committee, any of our other committees, or our board of directors.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Mmes. Barcellos (Chairperson), Compton and White Elk, and Mr. Dixon. The Nominating and Corporate Governance Committee operates under a written charter, which is available on our website at www.evtvusa.com.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	determining criteria for selecting new directors, including desired skills, experience and attributes, and identifying and actively seeking individuals qualified to become directors;
•	evaluating and selecting, or recommending to our board of directors, nominees for each election of directors;
•	considering any nominations of director candidates validly made by our stockholders;
•	reviewing and making recommendations to our board of directors concerning qualifications, appointment and removal of committee members;

•

developing, recommending for approval by our board of directors, and reviewing on an ongoing basis the adequacy of, our corporate governance principles, including director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of our board of directors and its committees;

•	assisting our board of directors in developing criteria for the evaluation of the performance of our board of directors and its committees;
•	if requested by our board of directors, assisting it in its evaluation of the performance of our board of directors and each of its committees; and
•	reviewing and reassessing the adequacy of its charter.

The Nominating and Corporate Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of our board of directors and members of our executive management. When appropriate, the Nominating and Corporate Governance Committee may retain a search firm to identify director candidates.

In evaluating potential director candidates, the Nominating and Corporate Governance Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including:

•	his or her knowledge, expertise, skills, integrity, diversity, judgment, business, leadership or other experience;
•	his or her reputation in the business community;
•	the interplay of the candidate’s experience with the experience of other members of our board of directors;
•	the availability of such candidate to perform all responsibilities that will be expected of them as a member of our board and any committees; and
•	the extent to which the candidate would be a desirable addition to our board of directors and any committees.

The Nominating and Corporate Governance Committee reviews and assesses at least annually the skills and characteristics of the members of our board of directors, as well as the composition of our board of directors as a whole. The Nominating and Corporate Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of our board of directors. Additionally, the Nominating and Corporate Governance Committee considers diversity of experience at policy-making levels in business and technology, and in areas that are relevant to our activities. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Corporate Governance Committee considers the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors.

In assessing the composition of our board of directors, the Nominating and Corporate Governance Committee considers the current and anticipated needs of our board of directors, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Corporate Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Corporate Governance Committee’s objectives for the overall composition of our board of directors, as well as the candidates’ ability and willingness to devote adequate time to the related responsibilities. When appropriate, the Nominating and Corporate Governance Committee will recommend qualified candidates for nomination by our entire board of directors. The Nominating and Corporate Governance met as a committee one time during the fiscal year ended December 31, 2020.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics, which outlines the principles of legal and ethical business conduct under which we do business. The code is applicable to all of our directors, officers and employees and is available on our website at www.evtvusa.com. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act, to the extent required by applicable rules and exchange requirements.

Board Leadership Structure and Board’s Role in Risk Oversight

The Chairman of our board of directors is Phillip W. Oldridge. The Chairman has authority, among other things, to preside over meetings of our board of directors and set the agenda for meetings of our board of directors. Accordingly, the Chairman has substantial ability to shape the work of our board of directors. Because of the addition of the independent members of our board of directors, we currently believe that separation of the roles of Chairman and Chief Executive Officer is not necessary to ensure appropriate oversight by of our board of directors of our business and affairs. However, no single leadership model is right for all companies and at all times. Our board of directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, of our board of directors may periodically review its leadership structure. In addition, of our board of directors will hold executive sessions in which only independent directors are present.

Our board of directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. Our board of directors’ risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of our board of directors and members of senior management to enable our board of directors to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

Our principal sources of risk fall into two categories: (1) financial and (2) product commercialization. The Audit Committee oversees management of financial risks and communications with our independent registered public accounting firm regarding our risk exposures and the actions management has taken to limit, monitor or control such exposures, and our board of directors regularly reviews information regarding our cash position, liquidity an operations, as well as the risks associated with each. Our board of directors also regularly reviews plans, results and potential risks related to our product development and commercialization efforts. Our Compensation Committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us. Our Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed about such risks and matters involving significant risk are considered by our board of directors as a whole.

Stockholder Communications with the Board

Stockholders wishing to communicate with our board of directors or with one of our directors concerning our company may do so by writing to our board of directors or to the particular member of our board of directors, and mailing the correspondence to the attention of our board of directors or such individual director, c/o Corporate Secretary, 1215 Graphite Drive, Corona, California 92881, or by email to stockholdercommunications@evtvusa.com. Our Corporate Secretary will maintain a log of such communications and will transmit as soon as practicable such communications to our Chairman of our board of directors, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Corporate Secretary, in consultation with our Chairman, as appropriate. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed solely of non-employee directors who satisfy the current NASDAQ Listing Rules with respect to independence, financial expertise and experience. The Audit Committee operates under a written charter, which is available on our website at www.evtvusa.com. The primary responsibility of the Audit Committee is to oversee our accounting and financial reporting processes, the integrity of the financial reports and other financial information and the audits of our financial statements.

As part of our oversight of our financial statements, the Audit Committee reviews and discusses with both management and MaloneBailey, LLP all annual and quarterly financial statements prior to their issuance. The Audit Committee’s responsibilities include selecting, in consultation with management, an accounting firm to be hired as our independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board that our financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The Audit Committee fulfilled its duties and responsibilities during the fiscal year ended December 31, 2020 and with respect to the financial statements for the fiscal year ended December 31, 2020, as outlined in the Audit Committee’s charter. Among other things, the Audit Committee:

•

reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2020 with our management and MaloneBailey, LLP, our independent registered public accounting firm;

•

discussed with MaloneBailey, LLP the matters required to be discussed by Auditing Standard No. 1301, “Communication with Audit Committees” (formerly known as Auditing Standard No. 16), as adopted by the PCAOB;

•

received the written disclosures and the letter from MaloneBailey, LLP required by applicable requirements of the PCAOB (Rule 3526) regarding MaloneBailey, LLP’s communications with the Audit Committee concerning independence, and discussed with MaloneBailey, LLP its independence; and

•

based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Respectfully submitted,

Michael Di Pietro, Chairman of the Audit Committee

Melissa Barcellos

Terri White Elk

DIRECTOR COMPENSATION

Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2020, our directors who also served as employees were Mr. Reynolds, our former President and Chief Executive Officer, our Chief Financial Officer, Secretary and Treasurer.

We have a formal policy pursuant to which our non-employee directors are eligible to receive equity awards and annual cash retainers as compensation for service on our Board and committees of our Board. With respect to the year ended December 31, 2020, this policy included annual compensation of $25,000, with an additional $5,000 annually to the chairpersons of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and reimbursement for all directors of reasonable expenses incurred during the course of their performance. With respect to the year ending December 31, 2021, such policy was modified and currently provides for annual compensation of $12,000 and reimbursement for all directors of reasonable expenses incurred during the course of their performance.

In May 2020, we granted each of our non-employee directors an option to purchase 33,571 shares of our common stock at an exercise price of $0.12 per share, which was equal to 125% of the average of the closing price of our common stock on the NASDAQ Capital Market during the 30-day period ending on May 12, 2020.

The table below sets forth the compensation earned by each of our non-employee directors during the fiscal year ended December 31, 2020:

Name	Fees earned or paid in cash ($)	Option awards ($)(1)	Total ($)
Gary W. Nettles(2)	25,000	3,078	28,078
Janet L. Boydell(3)	25,000	3,078	28,078
John F. Perkowski(4)	25,000	3,078	28,078

(1)

Represents the grant date fair values of the stock option awards granted to each of the non-employee directors on May 13, 2020, calculated in accordance with FASB ASC Topic 718. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 9 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 31, 2021.

(2)	Mr. Nettles resigned from our board of directors effective March 16, 2021.
(3)	Ms. Boydell resigned from our board of directors effective March 16, 2021.
(4)	Mr. Perkowski resigned from our board of directors effective March 16, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of June 1, 2021, for:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding shares of our common stock;
•	each of our directors and nominees for election to the Board;
•	each of our executive officers named in the summary compensation table included in the Annual Report; and
•	all of our directors and executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and Section 13(g) of the Securities Act.

Applicable percentage ownership in the following table is based on 293,566,891 shares of our common stock outstanding as of June 1, 2021. Shares of our common stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days after June 1, 2021 are deemed to be outstanding and to be beneficially owned by the person or entity holding such option, warrant or convertible security for the purpose of computing the number and percentage ownership of outstanding shares of that person or entity. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise noted, the address of each person or entity in the following table is c/o Envirotech Vehicles, Inc., 1215 Graphite Drive, Corona, California 92881.

Name of Beneficial Owner(1)	Number of Shares	Percent of Shares
Directors and Executive Officers
Phillip W. Oldridge(2)	5,000,000	1.7%
Michael K. Menerey(3)	1,130,185	*
James L. Reynolds(4)	11,553,000	3.9%
Richard A. Eckert(5)	681,905	*
Melissa Barcellos(6)	2,275,850	*
Michael Di Pietro	—	—
Bradley J. Dixon	—	—
Pam Compton	16,000	*
Terri White Elk	—	—
All directors and executive officers as a group (9 persons)(7)	20,656,940	6.7%
5% Stockholders
Gerald Douglas Conrod(8)	48,656,533	16.4%
162315 Family Trust(9)	26,892,689	9.1%
Entities affiliated with Empery Asset Management, LP(10)	23,125,006	7.7%
Hudson Bay Master Fund Ltd.(11)	22,155,995	7.4%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise indicated, all shares are owned directly by the beneficial owner.
(2)	Consists of 5,000,000 shares of our common stock underlying options that have vested and are exercisable as of June 1, 2021.
(3)

Consists of (i) 501,614 shares of our common stock held of record by the Menerey Living Trust u/t/d 4/12/96 and (ii) 628,571 shares of our common stock underlying options that have vested and are exercisable as of June 1, 2021.

(4)

Consists of (i) 5,053,000 shares of our common stock held of record by The Reynolds Irrevocable Family Trust II, Dated July 30, 2016 and (ii) 6,500,000 shares of our common stock underlying options that have vested and are exercisable as of June 1, 2021.

(5)	Consists of (i) 53,334 shares of our common stock and (ii) 628,571 shares of common stock underlying options that have vested and are exercisable as of June 1, 2021.
(6)

Represents 2,275,850 shares of our common stock held of record by Provident Trust Group FBO Cornelia P. Doherty ROTH IRA, over which Ms. Barcellos has voting and investment control pursuant to a Voting Trust Agreement dated March 20, 2017.

(7)	Consists of (i) 7,899,798 shares of our common stock and (ii) 12,757,142 shares of our common stock underlying options that have vested and are exercisable as of June 1, 2021.
(8)

The information reported is based in part on, and in reliance upon, and without independent investigation of, information provided by Gerald Douglas Conrod in a Schedule 13G filed with the SEC on March 26, 2021. As reported in such Schedule 13G, Gerald Douglas Conrod is the beneficial owner of 21,763,844 shares of our common stock, and has sole voting and dispositive power over such shares. Mr. Conrod serves as co-trustee of 162315 Family Trust and, in such capacity, shares voting and dispositive power over the 22,017,689 shares held of record by the trust. Mr. Conrod disclaims beneficial ownership of the shares held by the trust. In addition to the information reported in such Schedule 13G, the information set forth above includes: (i) an additional 3,250,000 shares of our common stock purchased by 162315 Family Trust at the second closing of our previously announced private investment in public equity, or PIPE, transaction, on May 7, 2021, pursuant to that certain Securities Purchase Agreement, dated as of December 24, 2020 (the “Purchase Agreement”), that we entered into with certain institutional and accredited investors and pursuant to which, among other things, we sold and issued, and the investors purchased, shares of our common stock and related warrants to purchase additional shares of our common stock in a series of two closings (the “Financing”); and (ii) an additional 1,625,000 shares of common stock underlying warrants issued to 162315 Family Trust at the second closing of the Financing that are exercisable as of June 1, 2021. The address of Gerald Douglas Conrod is 1961 Douglas Street, Victoria, British Columbia, V8T 4K7, Canada.

(9)

The information reported is based in part on, and in reliance upon, and without independent investigation of, information provided by 162315 Family Trust in a Schedule 13G filed with the SEC on March 26, 2021. As reported in such Schedule 13G, 162315 Family Trust is the beneficial owner of 22,017,689 shares of our common stock, and has sole voting and dispositive power over such shares. In addition to the information reported in such Schedule 13G, the information set forth above includes: (i) an additional 3,250,000 shares of our common stock purchased by 162315 Family Trust at the second closing of the Financing on May 7, 2021; and (ii) an additional 1,625,000 shares of common stock underlying warrants issued to 162315 Family Trust at the second closing of the Financing that are exercisable as of June 1, 2021. The address of 162315 Family Trust is 1103 Goldstream Avenue, Victoria, British Columbia, V9B 2Y9, Canada.

(10)

The information reported is based in part on, and in reliance upon, and without independent investigation of, information provided by Empery Asset Management, LP, Ryan M. Lane, and Martin D. Hoe in a Schedule 13G/A filed with the SEC on February 2, 2021. As reported in such Schedule 13G/A, funds to which Empery Asset Management, LP serves as investment manager (collectively, the “Empery Funds”) have beneficial ownership of 8,750,005 shares of common stock and 1,875,000 shares of common stock issuable upon exercise of warrants. Empery AM GP, LLC is the general partner of Empery Asset Management, LP. Each of Mr. Lane and Mr. Hoe is a Managing Member of Empery AM GP, LLC and, in such capacity, has shared voting and dispositive power over the shares held by the Empery Funds and the shares issuable upon the warrants held by the Empery Funds. In addition to the information reported in such Schedule 13G, the information set forth above includes: (i) an additional 8,333,334 shares of our common stock purchased by the Empery Funds at the second closing of the Financing on May 7, 2021; and (ii) an additional 4,166,667 shares of common stock underlying warrants issued to the Empery Funds at the second closing of the Financing that are exercisable as of June 1, 2021. The address for each of Empery Asset Management, LP, Ryan M. Lane, and Martin D. Hoe is 1 Rockefeller Plaza, Suite 1205, New York, New York 10020.

(11)

The information reported is based in part on, and in reliance upon, and without independent investigation of, information provided by Hudson Bay Capital Management LP and Sander Gerber in a Schedule 13G filed with the SEC on February 8, 2021. As reported in such Schedule 13G, Hudson Bay Master Fund Ltd. holds 7,780,995 shares of common stock and 1,875,000 shares of common stock issuable upon exercise of warrants. Hudson Bay Capital Management LP serves as the investment manager to Hudson Bay Master Fund Ltd. and, in such capacity, has shared voting and dispositive power over, and may be deemed to be the beneficial owner of, the shares held by Hudson Bay Master Fund Ltd. and the shares issuable upon the warrants held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, the general partner of Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of such securities. In addition to the information reported in such Schedule 13G, the information set forth above includes: (i) an additional 8,333,334 shares of our common stock purchased by Hudson Bay Capital Management LP at the second closing of the Financing on May 7, 2021; and (ii) an additional 4,166,667 shares of common stock underlying warrants issued to Hudson Bay Capital Management LP at the second closing of the Financing that are exercisable as of June 1, 2021. The address of the business office of each of Hudson Bay Capital Management LP and Sander Gerber is 777 Third Avenue, 30th Floor, New York, New York 10017.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

Legal Proceedings

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder, or any associate of any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and a review of the stockholders register, during the fiscal year ended December 31, 2020, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

PROPOSAL 2:

Ratification of Appointment of independent registered public accounting firm for 2021

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and determines whether to re-engage the current independent auditor or consider other audit firms. This year the Audit Committee has approved the retention of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Ratification of our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. However, we are submitting the selection of MaloneBailey, LLP to our stockholders for ratification as a matter of good corporate practice and because we value the views of our stockholders.

The Audit Committee considers MaloneBailey, LLP to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of MaloneBailey, LLP, the Audit Committee will reconsider the appointment of MaloneBailey, LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Representatives of MaloneBailey, LLP are not expected to be present at the Annual Meeting and we do not expect that they will be available to respond to appropriate questions. We have provided MaloneBailey, LLP with an opportunity to make a statement if they desire to do so, although they have declined to make such a statement at the Annual Meeting.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT FEES

MaloneBailey, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2020 and has served in this capacity for each of the eight fiscal years ended December 31, 2020. During the eight fiscal years ended December 31, 2020, there were no disagreements between us and MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Independent Registered Public Accounting Firm Fees

The following table shows the fees that were billed for audit and other services provided by MaloneBailey, LLP during the fiscal years ended December 31, 2020 and 2019:

	For the Fiscal Year Ended December 31,
	2020	2019
Audit Fees(1)	$69,000	$73,050
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$69,000	$73,050

(1)

Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including the audited financial statements presented in our Annual Report on Form 10-K, and the review of our financial statements included in quarterly reports, along with services that are normally provided by the independent registered accountants in connection with statutory and regulatory filings or engagements for those fiscal years and timely review of our quarterly consolidated financial statements. Audit Fees also includes professional services rendered in connection with our offering statement on Form 1-A related to our registration statement on Form S-1 related to our offering of common stock in January 2018.

(2)

Audit-related fees consist of fees for professional services rendered for assurance and related services by MaloneBailey, LLP that were reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)	Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and international tax compliance.
(4)	All other fees consist of fees billed for products and services provided by MaloneBailey, LLP other than the services reported for the other categories.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the SEC, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses. All of the services described above were approved by the Audit Committee in accordance with its procedure.

PROPOSAL 3:

Approval of an amendment to our Amended and Restated
Certificate of Incorporation to implement a reverse stock split

Our Board has unanimously authorized and approved, and is proposing that our stockholders approve, a proposal to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of our common stock at a ratio to be established by our Board in its discretion, within the range of 1-for-4 to 1-for-20, and to grant our Board discretionary authority, within twelve months from the date of the Annual Meeting, to determine whether or not to effect the split and the exact whole number ratio within the range at which to effect the split (the “Reverse Stock Split”). The intention of the Board in effecting the Reverse Stock Split is to increase the trading price of our common stock to meet the minimum bid price required to list our common stock on a national stock exchange, as described below. The full text of the proposed amendment is attached hereto as Appendix A (the “Amendment”), the text of which may be altered to reflect any changes required by applicable law or otherwise deemed necessary or advisable by the Board.

If approved by the holders of our common stock, the Proposal would permit, but not require, our Board to effect the Reverse Stock Split at any time prior to the date that is twelve months from the date of the Annual Meeting at a ratio within the range of 1-for-4 to 1-for-20, with the exact ratio to be set at a whole number determined by our Board in its sole discretion. We believe that enabling our Board to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders, including satisfying the requirements to list our common stock on a national securities exchange.

In determining the Reverse Stock Split ratio following stockholder approval, our Board (or any authorized committee thereof) may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;
•	the number of shares of our common stock outstanding;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	the initial and continued listing requirements of the Nasdaq Capital Market and other national securities exchanges; and
•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders. If our stockholders approve the Proposal, we would have the ability, but not the obligation, to file the Amendment with the Delaware Secretary of State to effect the Reverse Stock Split and to determine the reverse stock split ratio from within the approved range of ratios above.

If we implement the Reverse Stock Split, then the number of issued and outstanding shares of our common stock would be reduced in accordance with the ratio selected by the Board. Except for minimal adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our stockholders, as each stockholder would hold the same percentage of our common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior thereto. Similarly, the relative voting and other rights that accompany the shares of our common stock would not be affected by the Reverse Stock Split. Additionally, the Reverse Stock Split would have no effect on the par value of our common stock.

The following table provides estimates of the number of shares of our common stock authorized, issued and outstanding, reserved for issuance and authorized but neither issued nor reserved for issuance at the following times, based on the 350,000,000 shares of our common stock currently authorized for issuance by our Amended and Restated Certificate of Incorporation: (i) prior to the Reverse Stock Split, (ii) assuming a 1-for-4 reverse stock split, (iii) assuming a 1-for-8 reverse stock split, (iv) assuming a 1-for-12 reverse stock split, (v) assuming a 1-for-16 reverse stock split, and (vi) assuming a 1-for-20 reverse stock split:

	Number of Shares of our Common Stock Authorized	Number of Shares of our Common Stock Issued and Outstanding(1)	Percentage of Authorized Common Stock	Number of Shares of our Common Stock Available For Issuance
Current Shares	350,000,000	293,566,891	83.9%	56,433,109
1-for-4 Reverse Stock Split	350,000,000	73,391,723	21.0%	276,608,277
1-for-8 Reverse Stock Split	350,000,000	36,695,861	10.5%	313,304,139
1-for-12 Reverse Stock Split	350,000,000	24,463,908	7.0%	325,536,092
1-for-16 Reverse Stock Split	350,000,000	18,347,931	5.2%	331,652,069
1-for-20 Reverse Stock Split	350,000,000	14,678,345	4.2%	335,321,655

(1)	Based on 293,566,891 shares of our common stock outstanding as of June 1, 2021.

Background and Reasons for the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the per share trading price of our common stock to enhance our ability to meet the initial listing requirements of the NASDAQ Capital Market or another national securities exchange. Accordingly, for this and other reasons discussed below, we believe that effecting the Reverse Stock Split is in our best interests and the best interests of our stockholders.

We believe that the Reverse Stock Split will allow us to be listed on the Nasdaq Capital Market or another national securities exchange. The Listing Rules of the NASDAQ Capital Market require, among other things, an initial bid price of at least $4.00 per share. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we can provide no assurance that the price of our common stock would remain above the threshold required for listing on the NASDAQ Capital Market or any other national securities exchange following the implementation of the Reverse Stock Split.

We believe that the Reverse Stock Split may provide us and our stockholders with other potential benefits, such as improved marketability and liquidity of our common stock, increased interest and trading in our common stock and a broader range of institutions that invest in our stock. Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, including that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Further, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Additionally, because the Reverse Stock Split will have the effect of reducing the total number of shares of our common stock outstanding, but will not alter the total number of authorized shares of our common stock under our Amended and Restated Certificate of Incorporation, the Reverse Stock Split will also have the additional effect of increasing the number of authorized shares of our common stock that are available for issuance following the Effective Time, the availability of which additional shares we believe may be necessary in order for us to complete certain pending and proposed transactions described below.

As we previously announced, on December 24, 2020, we entered into the Purchase Agreement with certain institutional and accredited investors, pursuant to which, among other things, we agreed to sell and issue, and the investors agreed to purchase, shares of our common stock and related warrants to purchase additional shares of our common stock in a private investment in public equity, or PIPE, transaction that occurred in a series of two closings (the “Financing”). The first closing of the Financing occurred on December 31, 2020. At the first closing, we sold and issued to the investors an aggregate of 11,500,000 shares of our common stock at a purchase price of $0.50 per share, together with related warrants to purchase up to an aggregate of 8,625,001 additional shares of our common stock at an exercise price of $0.50 per share, resulting in aggregate gross proceeds to us of approximately $5,750,000. Following the closing of the Company’s acquisition of Envirotech Drive Systems, Inc. on March 16, 2021 (the “Merger”), and the subsequent effectiveness of our Registration Statement on Form S-3 (File No. 333-255341) filed with the SEC on April 19, 2021, registering for resale the shares of our common stock sold, and issuable under the Warrants, in connection with the Financing, the second closing of the Financing occurred on May 7, 2021. At the second closing, we raised additional aggregate gross proceeds of approximately $17,250,000 through the sale and issuance of 38,333,334 shares of our common stock at a purchase price equal to $0.45 per share, and Warrants to purchase up to an aggregate of 19,166,670 shares of our common stock at an exercise price of $1.00 per share.

We note that there are currently 350,000,000 shares of our common stock that authorized for issuance by our Amended and Restated Certificate of Incorporation, of which:

•	293,566,891 shares were issued and outstanding as of June 1, 2021;
•	6,000,000 shares were subject to outstanding options to purchase our common stock under our 2012 Stock Option Plan (the “2012 Plan”) as of June 1, 2021;
•	6,992,857 shares were subject to outstanding options to purchase our common stock or reserved for future issuance under our 2017 Equity Incentive Plan (the “2017 Plan”) as of June 1, 2021;
•	29,847,994 shares were subject to outstanding warrants to purchase our common stock as of June 1, 2021; and
•	13,592,258 shares are available for future issuance as of June 1, 2021.

As such, we believe that the increase in the number of authorized shares available for issuance as a result of the Reverse Stock Split is necessary to ensure that we have a sufficient number of shares of our common stock available for future issuance.

Board Discretion to Implement Reverse Stock Split

If our stockholders approve of the Reverse Stock Split, the Reverse Stock Split will become effective upon the filing and acceptance of the Amendment with the Secretary of State of the State of Delaware (the “Effective Time”). The exact timing of the filing will be determined by our Board based on its evaluation as to when, if at all, such action will be the most advantageous to us and our stockholders. Notwithstanding approval of the Reverse Stock Split by our stockholders, our Board may elect not to effect the Reverse Stock Split and abandon the Amendment if, at any time prior to the filing of the Amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effects of Reverse Stock Split on our common stock

One principal effect of the Reverse Stock Split would be to decrease the number of outstanding shares of our common stock. Except for adjustments that may result from the treatment of fractional shares as described below (see “Treatment of Fractional Shares”), the Reverse Stock Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares of our common stock would not be affected by the Reverse Stock Split. Although the Reverse Stock Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the Amendment would maintain the same authorized number of shares of our common stock. As a result, the additional authorized shares of our common stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations.

The principal effects of the Reverse Stock Split would be that:

•

A certain number of shares of our existing our common stock, which number will be between 4 and 20, as determined by our Board, will automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of our common stock, without any further action by us or the holder thereof.

•

The Reverse Stock Split will reduce the total number of shares of our common stock outstanding, but will not change the number of authorized shares of our common stock under our Amended and Restated Certificate of Incorporation and, as such, the number of shares of our common stock remaining available for future issuance will increase;

•

The number of shares held by each individual stockholder will be reduced, resulting in the increase in the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis, which could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

•

The aggregate number of equity-based awards that remain available to be granted under our equity incentive plans and other benefit plans will be reduced proportionately to reflect the Reverse Stock Split ratio.

•

All outstanding options and warrants will be adjusted as a result of the Reverse Stock Split, as required by the terms of such securities (in particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the reverse stock split ratio).

Except as otherwise described herein, the Amendment would not otherwise alter or modify the rights, preferences, privileges or restrictions of our common stock.

Effect on Registration and Listing

Our common stock is currently registered under Section 12(b) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act.

Following the Reverse Stock Split, our common stock will continue to be listed on the OTCQB tier of the OTC Market under the symbol “ADOM,” subject to any decision of our Board to list our securities on a different OTC marketplace or a national securities exchange. There can be no assurance, however, that our common stock will be approved for quotation or listing on any such marketplace or exchange.

After the Reverse Stock Split, our common stock will be assigned a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock.

Effect on Outstanding Options and Warrants

As of June 1, 2021, we had outstanding options to purchase 6,000,000 shares of our common stock under the 2012 Plan. Under the terms of the 2012 Plan, upon the effectiveness of the Reverse Stock Split, the number of shares subject to each option outstanding under the 2012 Plan will be proportionately decreased, and the related exercise price per share will be proportionately increased, in each case, based on the Reverse Stock Split ratio.

We have also reserved for issuance 20,585,115 shares of our common stock under 2017 plan, of which options to purchase 6,992,857 shares of our common stock are currently outstanding and 13,592,258 shares remain available for future issuance under the 2017 Plan. Under the terms of the 2017 Plan, upon the effectiveness of the Reverse Stock Split: (i) the number of shares subject to each option outstanding under the 2017 Plan will be proportionately decreased, and the related exercise price per share will be proportionately increased, in each case, based on the Reverse Stock Split ratio; and (ii) the number of shares reserved for issuance under the 2017 Plan will be proportionately decreased based on the Reverse Stock Split ratio.

As of June 1, 2021, we had outstanding warrants to purchase up to an aggregate of 29,847,994 shares of our common stock. Under the terms of such warrants, upon the effectiveness of the Reverse Stock Split, the number of shares of our common stock issuable upon the exercise thereof will be proportionately decreased, and the related exercise price per share will be proportionately increased, in each case, based on the Reverse Stock Split ratio.

Treatment of Fractional Shares

We will not issue any fractional shares of our common stock as a result of the Reverse Stock Split. Instead, in the event the Reverse Stock Split results in any stockholder being entitled to receive fractional shares that, when aggregated, equal less than one whole share of our common stock, in lieu of issuing fractional shares, such amount will be rounded up to the nearest whole number of shares of our common stock. For example, if our Board determines to effect the Reverse Stock Split at a ratio of 1-for-8, then a stockholder who holds 50 shares on a pre-Reverse Stock Split basis would hold 7 whole shares on a post- Reverse Stock Split basis.

Our list of stockholders shows that some of the outstanding shares of our common stock are registered in the names of nominees. As we do not know the number of shares held by each beneficial owner for whom the nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total number of additional shares of our common stock that will be issued as a result of fractional shares. However, we do not expect that the amount will be material. We do not expect the Reverse Stock Split to result in a significant reduction in the number of record holders.

Mechanics of Reverse Stock Split

If our stockholders approve Proposal 3 at the Annual Meeting and our Board decides to effectuate the Reverse Stock Split, our stockholders will be notified that the Reverse Stock Split has been effected. The mechanics of the Reverse Stock Split will differ depending upon whether a stockholder holds its shares in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form.

Our stockholders who hold shares in “street name” through a bank, broker, custodian or other nominee will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock in “street name” and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Our stockholders all hold their shares electronically in book-entry form and, as such, none of our stockholders will have stock certificates evidencing their ownership of our common stock. Our stockholders are, however, provided with a statement reflecting the number of shares of our common stock registered in their accounts. A stockholder holding registered shares of our common stock in book-entry form need not take any action to receive post-Reverse Stock Split shares, as a transaction statement will automatically be sent to such stockholder’s address of record indicating the number of shares held.

Accounting Consequences

As contemplated by the Amendment, the consummation of the Reverse Stock Split would have no effect on the par value per share of our common stock, which would remain $0.00001. In addition, the Reverse Stock Split would have no effect on the capital attributable to our common stock or the additional paid-in capital reflected on our balance sheet as of immediately prior to the Effective Time, both of which amounts would remain unchanged following the Reverse Stock Split. As a result, our net income (loss) per share amounts for periods following the Reverse Stock Split will be proportionately increased due to the fact that there will be fewer shares of our common stock outstanding. Accordingly, the presentation of such per share amounts in our financial statements with respect to periods prior to the Effective Time will be recalculated and presented on a post-Reverse Stock Split basis to allow for meaningful comparison of such amounts across such periods. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences of the Reverse Stock Split to a “U.S. stockholder” (as defined below) that holds the shares of our common stock as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of our common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of our common stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of our common stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of our common stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Stock Split.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Stock Split.

Based on the assumption that the Reverse Stock Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following is a general discussion of the U.S. federal income tax consequences relating to the Reverse Stock Split.

We believe that the Reverse Stock Split will qualify as a “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. stockholder should not recognize any gain or loss as a result of the Reverse Stock Split. Further, a U.S. stockholder’s aggregate tax basis in his, her, or its post-reverse-split shares of our common stock should equal the aggregate tax basis in the pre-Reverse Stock Split shares of our common stock exchanged therefor, and such U.S. stockholder’s holding period for the post-Reverse Stock Split shares of our common stock should include the period during which such U.S. stockholder held the pre-Reverse Stock Split shares of our common stock surrendered therefor. U.S. stockholders should consult their tax advisors as to application of the foregoing rules where shares of our common stock were acquired at different times or at different prices.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Potential Anti-Takeover Effects

By effectively increasing the number of authorized but unissued shares of our common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our Board. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with us in opposing a takeover bid that our Board determines is not in the best interests of us or our stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting our current management, including our Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of us and our Board has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Consequences if Our Stockholders Do Not Approve the Reverse Stock Split

If our stockholders do not approve Proposal 3, we may be unable to list our common stock on the NASDAQ Capital Market or another national securities exchange. For additional information regarding the applicable listing requirements and the potential benefits of listing our common stock on a national securities exchange, see “Background and Reasons for the Reverse Stock Split” above.

Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders will not be entitled to dissenter’s rights with respect to the consummation of the Reverse Stock Split as contemplated by the Amendment, and we do not intend to independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the shares of our common stock outstanding is required to approve Proposal 3. Both abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 3.

Proxies received in response to this solicitation will be voted “FOR” the approval the approval of an amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split, at a ratio to be established by our Board in its discretion, within the range of 1-for-4 to 1-for-20, unless otherwise specified therein.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF an amendment to our Amended and Restated Certificate of Incorporation to implement THE reverse stock split.

PROPOSAL 4:

ADJOURNMENT OF ANNUAL MEETING, IF NECESSARY, TO SOLICIT
ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 3

If there are not a sufficient number of votes to approve Proposal 3, the approval of an amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split, we may propose to adjourn the Annual Meeting for a period of not more than 30 days for the purpose of soliciting additional proxies to approve Proposal 3. We do not intend currently to propose such adjournment of the Annual Meeting if there are sufficient votes to approve Proposal 4.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on Proposal 4 at the Annual Meeting is required for the approval thereof. Abstentions will have the same effect as a vote “AGAINST” Proposal 4, and broker non-votes will have no effect on the outcome of the voting for Proposal 4.

Proxies received in response to this solicitation will be voted “FOR” the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, unless otherwise specified therein.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 3.

OTHER MATTERS

Our Board and management do not know of any other matters that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the Proxy Holder will vote on such matters in accordance with his best judgment.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To be considered for inclusion in next year’s Proxy Statement, stockholder proposals must be received at our principal executive offices no later than the close of business on February 22, 2022, in accordance with Rule 14a-8 promulgated under the Exchange Act. Because the date of the next annual meeting is changed by more than 30 days from the anniversary of the Annual Meeting, then, to be considered for inclusion in the Proxy Statement relating to the 2022 Annual Meeting of Stockholders, notice of a stockholder proposal will need to be received by us in a reasonable amount of time before we begin to send our proxy materials for the 2022 Annual Meeting of Stockholders.

In accordance with the procedures set forth in our Amended and Restated Bylaws, if a stockholder wishes to present a stockholder proposal at the 2022 Annual Meeting of Stockholders that is not intended to be included in the Proxy Statement, we must receive such proposal between March 6, 2022 and April 5, 2022. Subject to Rule 14a-4(c) under the Exchange Act, which governs our use of discretionary proxy voting authority with respect to stockholder proposals that are not included in a company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, our Proxy Holder will have the right to exercise his discretionary authority in connection with any matter submitted by a stockholder, without discussion of the matter in the Proxy Statement, if we do not receive timely notice of such proposal under our Amended and Restated Bylaws, as calculated above. In the event that our 2022 Annual Meeting of Stockholders is not held between March 6, 2022 and April 5, 2022, under our Amended and Restated Bylaws, this notice must be provided not later than the close of business on the later of: (i) the ninetieth day prior to the 2022 Annual Meeting of Stockholders; or (ii) the tenth day following the date on which we publicly announce the date of the 2022 Annual Meeting of Stockholders.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement. We reserve the right to exclude stockholder proposals pursuant to SEC rules, or if untimely. If a stockholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the Board concerning such candidate must be furnished within a reasonable time prior to the above deadline for stockholder proposals.

All notices of intention to present a proposal at the 2022 Annual Meeting of Stockholders should be should be sent to the attention of our Corporate Secretary at our principal executive offices located at 1215 Graphite Drive, Corona, California 92881. To ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for the 2022 Annual Meeting of Stockholders submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that: (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (ii) the proponent does not issue a proxy statement.

DIRECTOR NOMINEES FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

In accordance with procedures set forth in our Amended and Restated Bylaws, our stockholders may propose nominees for election to the Board only after providing timely written notice to our Corporate Secretary. To be timely, a stockholder’s notice to our Company Secretary must be delivered to or mailed and received at our principal executive offices, located at Envirotech Vehicles, Inc., 1215 Graphite Drive, Corona, California 92881, on or before March 6, 2022, but not earlier than April 5, 2022. However, if the date of our 2022 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, then notice will need to be received by us not later than the close of business on the later of: (i) the ninetieth day prior to the 2022 Annual Meeting of Stockholders; or (ii) the tenth day following the date on which we publicly announce the date of the 2022 Annual Meeting of Stockholders.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Notices with respect to two or more stockholders sharing the same address by delivering a single Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers deliver a single Notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice, or if you currently receive multiple Notices and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to the attention of our Corporate Secretary at our principal executive offices located at 1215 Graphite Drive, Corona, California 92881, or by calling us at (951) 407-9860.

IMPORTANT

Your vote at the virtual Annual Meeting is important, no matter how many or how few shares of our common stock you own. Accordingly, please mark, sign, date and return the enclosed Proxy Card and promptly return it in the enclosed postage-paid envelope, or vote by calling the toll-free telephone number shown on your Proxy Card or the Notice, or by using Internet voting following the instructions shown on your Proxy Card or the Notice.

Only your latest dated proxy will be counted. Any proxy may be revoked at any time prior to its exercise at the virtual Annual Meeting as described in this Proxy Statement.

Appendix A

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ENVIROTECH VEHICLES, INC.,
a Delaware corporation

Envirotech Vehicles, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the “Corporation”), hereby certifies as follows:

1.That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing said amendment to be submitted to the stockholders of the Corporation at a meeting of the stockholders of the Corporation duly called and held in accordance with the General Corporation Law of the State of Delaware. The resolutions setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended by adding the following paragraph at the end thereof:

“Effective as of 5:00 p.m., Eastern time, on [●], 20[●] (the “Effective Time”), every [●] outstanding shares of our common stock, par value of $0.00001 per share, of the Corporation issued and outstanding or held in the treasury of the Corporation will automatically be combined, reclassified and changed into one (1) fully paid and non-assessable share of our common stock, par value of $0.00001 per share, without any further action by the holders of such shares; provided, however, that if such reclassification results in any stockholder being entitled to fractional shares that when aggregated equal less than a whole share of our common stock, such fractional shares shall be reclassified and converted from and after the Effective Time into one (1) whole share of our common stock in lieu of such fractional shares. No other exchange, reclassification or cancellation of issued shares shall be effected by this amendment.”

2.That thereafter, pursuant to resolution of the Board of Directors of the Corporation, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting of the stockholders of the Corporation the necessary number of shares as required by statute were voted in favor of the proposed amendment.

3.That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed by Philip W. Oldridge, the Chief Executive Officer and Chairman of the Board of the Corporation, on [●], 20[●].

Philip W. Oldridge

Chief Executive Officer and Chairman of the Board

Envirotech Vehicles, Inc.

A-1

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Envirotech Vehicles, Inc. Annual Meeting of Stockholders For Stockholders as of record on June 15, 2021 TIME: Tuesday, August 03, 2021 10:00 AM, Pacific Time PLACE: Annual Meeting to be held virtually - please visit www.proxydocs.com/ADOM to register This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Phillip W. Oldridge, as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him to vote all the shares of capital stock of Envirotech Vehicles, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/ADOM • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-474-5330 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Envirotech Vehicles, Inc. Annual Meeting of Stockholders Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Class I directors. FOR WITHHOLD 1.01 Pam Compton #P2# #P2# FOR 1.02 Terri White Elk #P3# #P3# FOR FOR AGAINST ABSTAIN 2. Ratification of the appointment of MaloneBailey LLP as Envirotech Vehicles, Inc. independent registered public accounting firm for the fiscal year ending December 31, 2021. #P4# #P4# #P4# FOR 3. Approval of an amendment to our Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-4 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board. #P5# #P5# #P5# FOR 4. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3. #P6# #P6# #P6# FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/ADOM Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date